Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers	Revenue from Contracts with Customers
Under the Company's natural gas, NGLs and oil sales contracts, the Company generally considers the delivery of each unit (MMBtu or Bbl) to be a separate performance obligation that is satisfied upon delivery. These contracts typically require payment within 25 days of the end of the calendar month in which the commodity is delivered. A significant number of these contracts contain variable consideration because the payment terms refer to market prices at future delivery dates. In these situations, the Company has not identified a standalone selling price because the terms of the variable payments relate specifically to the Company's efforts to satisfy the performance obligations. Other contracts, such as fixed price contracts or contracts with a fixed differential to New York Mercantile Exchange (NYMEX) or index prices, contain fixed consideration. The fixed consideration is allocated to each performance obligation on a relative standalone selling price basis, which requires judgment from management. For these contracts, the Company generally concludes that the fixed price or fixed differentials in the contracts are representative of the standalone selling price.

Based on management's judgment, the performance obligations for the sale of natural gas, NGLs and oil are satisfied at a point in time because the customer obtains control and legal title of the asset when the natural gas, NGLs or oil is delivered to the designated sales point.

The sales of natural gas, NGLs and oil presented in the Statements of Consolidated Operations represent the Company's share of revenues net of royalties and exclude revenue interests owned by others. When selling natural gas, NGLs and oil on behalf of royalty or working interest owners, the Company acts as an agent and, thus, reports the revenue on a net basis.

For contracts with customers where the Company's performance obligations had been satisfied and an unconditional right to consideration existed as of the balance sheet date, the Company recorded amounts due from contracts with customers of $1,093.9 million and $394.1 million in accounts receivable in the Consolidated Balance Sheets as of December 31, 2021 and 2020, respectively.
The table below provides disaggregated information on the Company's revenues. Certain other revenue contracts are outside the scope of ASU 2014-09, Revenue from Contracts with Customers. These contracts are reported in net marketing services and other in the Statements of Consolidated Operations. Derivative contracts are also outside the scope of ASU 2014-09.

	Years Ended December 31,
	2021	2020	2019

	(Thousands)
Revenues from contracts with customers:
Natural gas sales	$6,180,176	$2,459,854	$3,559,809
NGLs sales	531,510	169,871	197,985
Oil sales	92,334	20,574	33,620
Total revenues from contracts with customers	$6,804,020	$2,650,299	$3,791,414

Other sources of revenue:
(Loss) gain on derivatives not designated as hedges	(3,775,042)	400,214	616,634
Net marketing services and other	35,685	8,330	8,436
Total operating revenues	$3,064,663	$3,058,843	$4,416,484

The following table summarizes the transaction price allocated to the Company's remaining performance obligations on all contracts with fixed consideration as of December 31, 2021. Amounts shown exclude contracts that qualified for the exception to the relative standalone selling price method as of December 31, 2021.

	2022	2023	Total

	(Thousands)
Natural gas sales	$14,970	$6,794	$21,764